UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 5, 2006 (July 20, 2006)

Allied Security Holdings LLC
(Exact Name of Registrant as Specified in Charter)

Commission File Number:    333-119127

Delaware	20-1379003
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
3606 Horizon Drive, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)

(610) 239-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 25, 2006, Allied Security Holdings LLC (the ‘‘Company’’ or ‘‘Allied’’) filed a Current Report on Form 8-K (the ‘‘Original 8-K’’) in connection with its completion of: (i) the acquisition (the ‘‘Acquisition’’) of Initial Security LLC and Rentokil, L.L.C. – Security Services (collectively, ‘‘Initial Security’’), and (ii) the refinancing transactions undertaken by the Company (which transactions are referred to collectively as the ‘‘Refinancing’’), which included: (a) the refinancing of the Company’s senior secured credit facility with a $325.0 million senior secured credit facility (the ‘‘Amended and Restated Credit Facility’’), consisting of a $275.0 million term loan facility which was drawn at the closing of the Acquisition, and a $50.0 million revolving credit facility, and (b) the solicitation and receipt of consents (the ‘‘Bond Consent Solicitation’’) from the holders of a majority in aggregate principal amount of the Company’s 11.375% Senior Subordinated Notes to certain amendments to the Indenture governing the terms of the Senior Subordinated Notes, which Bond Consent Solicitation became effective upon the completion of the Acquisition. The Acquisition and the Refinancing are referred to collectively as the ‘‘Transactions’’.

As permitted under Item 9.01 of Form 8-K, the financial statements of Initial Security (the ‘‘Acquired Business Financial Statements’’) and pro forma financial information with respect to the Transactions (the ‘‘Pro Forma Financial Information’’) were omitted. This Current Report on Form 8-K/A amends the Original 8-K to include the Acquired Business Financial Statements and the Pro Forma Financial Information.

Item 9.01.	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The following Acquired Business Financial Statements (including the related notes) are attached to this report as Exhibit 99.1 and are incorporated herein by reference:

•	Audited consolidated balance sheets of Initial Security as of December 31, 2005 and 2004 and the related statements of operations, cash flows and member’s equity for the years ended December 31, 2005, 2004 and 2003; and

•	Interim unaudited consolidated balance sheet of Initial Security as of June 30, 2006 and the related statements of operations and cash flows for the six months ended June 30, 2006 and 2005.

(b)    Pro Forma Financial Information

The following unaudited Pro Forma Financial Information (including the related notes) with respect to the Transactions is attached to this report as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2005.

•	Unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006.

•	Unaudited pro forma consolidated balance sheet as of June 30, 2006.

(c)    Exhibits

The following material is filed as an exhibit to this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1	Acquired Business Financial Statements listed in Item 9.01(a) above
99.2	Unaudited Pro Forma Financial Information listed in Item 9.01(b) above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2006
ALLIED SECURITY HOLDINGS LLC
	By:	/s/ William A. Torzolini
William A. Torzolini Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Acquired Business Financial Statements listed in Item 9.01(a) above
99.2	Unaudited Pro Forma Financial Information listed in Item 9.01(b) above